STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	21
Beginning Date of Collection Period	01-Mar-04
End Date of Collection Period	31-Mar-04
Payment Date	20-Apr-04
Previous Payment Date	22-Mar-04

Funds Disbursement
Collected Funds	31,299,189.74
Available Payment Amount	31,072,691.99
Principal Collections	27,027,548.75
Interest Collections (net of servicing fee)	4,045,143.24
Net of Principal Recoveries	4,044,938.98
Principal Recoveries	204.26
Servicing Fee	226,497.75
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	31,299,189.74
Interest Paid to Notes	474,141.01
Principal Paid to Notes	27,585,749.28
Transferor - pursuant to 5.01 (a) (xii)	3,012,801.70
Servicing Fee	226,497.75

Pool Balance
Beginning Pool Balance	543,594,598.28
Principal Collections (including repurchases)	27,027,548.75
Additional Principal Reduction Amount	558,200.53
Ending Pool Balance	516,008,849.00

Collateral Performance
Cash Yield (% of beginning balance)	9.43%
Loss Rate (net of principal recoveries; % of beginning balance)	1.23%
Net Yield	8.20%
Realized Losses	557,996.27
Cumulative Realized Losses	5,112,635.85
Cumulative Loss Percentage	0.45%
Delinquent Loans
One Payment Principal Balance of loans	32,896,427.81
One Payment Number of loans	295
Two Payments Principal Balance of loans	6,844,708.30
Two Payments Number of loans	60
Three+ Payments Principal Balance of loans	53,084,396.47
Three+ Payments Number of loans	506

Two+ Payments Delinquency Percentage	11.61%
Two+ Payments Rolling Average	11.20%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	4,828
Number outstanding end of period	4,628
Number of REO as of the end of the Collection Period	126
Principal Balance of REO as of the end of the Collection Period	11,791,692.22

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	0.00

Monthly Excess Cashflow	3,012,801.70
Principal Payment Amount	27,027,548.75
Principal Collections	27,027,548.75
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.09000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.39000%
Class A Note Rate	1.39000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.74000%
Class M Note Rate	1.74000%
Available Funds Cap	9.52001%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	26.681625
2. Principal Payment per $1,000	26.246970
3. Interest Payment per $1,000	0.434655

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.39000%
2. Days in Accrual Period	29

3. Class A Interest Due	388,055.69
4. Class A Interest Paid	388,055.69
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	346,564,251.60
2. Class A Principal Due	23,433,058.66
3. Class A Principal Paid	23,433,058.66
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	323,131,192.94

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	38.8180718%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	36.1933748%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	62.6212503%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	26.791070
2. Principal Payment per $1,000	26.246970
3. Interest Payment per $1,000	0.544100

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.74000%
2. Days in Accrual Period	29

3. Class M Interest Due	86,085.32
4. Class M Interest Paid	86,085.32
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	61,416,400.50
2. Class M Principal Due	4,152,690.62
3. Class M Principal Paid	4,152,690.62
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	57,263,709.88

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	38.8180718%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	36.1933748%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	11.0974279%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on April 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of April, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Steve Smith
A Servicing Officer